CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Net Income (Loss) Attributable to Parent [Abstract]
Net income	$ 229,339	$ 739,126	$ 554,208
Other comprehensive income, net of tax:
Currency translation adjustment	159,451	(84,927)	26,221
Remeasurement of retirement benefit obligations	4,364	(6,077)	244
Movement on cash flow hedge	(2,420)	4,581	1,567
Total comprehensive income	$ 390,734	$ 652,703	$ 582,240